EXHIBIT 10(ffff)

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

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                               TIREX AMERICA INC.

                               -------------------

                                 AMENDMENT NO. 2

                         TO STOCK RESTRICTION AGREEMENT

                    OF JUNE 1, 1995, AS AMENDED MAY 30, 1996

                               -------------------

         Second Amendment, made this 1st day of May 1997, by and between

                                Tirex America Inc.
                                3767 Thimens
                                Ville St. Laurent
                                Quebec, Canada H4R 1W4

                                Tirex Canada Inc.
                                3767 Thimens
                                Ville St. Laurent
                                Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)

                                       and

                                Frances Katz Levine
                                621 Clove Road
                                Staten Island, NY 10310

                                              (the "Levine").

the original parties to a certain stock restriction agreement, dated as of June 1, 1995, as amended May 30, 1996 (the "Stock Restriction Agreement"). Terms used in this Amendment which are defined in the Stock Restriction Agreement and not defined herein shall have the same meaning herein as therein.


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         Whereas, Levine and the Corporation were parties to a certain Executive
Agreement, dated as of June 18, 1995 (the "First Employment Agreement"), which was terminated as of December 21, 1996;

         Whereas, Levine and the Corporation are parties to a certain Corporate and United States Securities Counsel Employment Agreement, dated December 22, 1997 (the "Second Employment Agreement");

         Whereas, The terms and provisions of the Stock Restriction Agreement apply to all securities of the Company issued to Levine pursuant to the terms and provisions of the First Employment Agreement and the parties wish to amend the terms of the Stock Restriction Agreement so as to: (i) make all securities issued to Levine under the Second Employment Agreement subject to the terms and provisions of the said Stock Restriction Agreement, and (ii) reflect certain changes in Rule 144 of the Securities Act of 1933, as amended, and to shorten the period required before shares or the Corporation's common stock, received by Levine as compensation, are permitted to be included in a registration statement on Form S-8.

         Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to amend the Stock Restriction Agreement, as follows:

A.  AMENDMENTS

1.  Stock Transfer Restrictions and Forfeitures

         Paragraph 1.1 is amended so as to read as follows:

                           1.1 The Stock may be sold,  hypothecated,  donated or
                  otherwise disposed of, as permitted under the Rules and Regulations of the Securities Act of 1933, as amended, provided however that the Stock may not be sold under a registration statement on Form S-8, until not less than eighteen months have elapsed after its issuance.

2.  Paragraph 1.3 is amended so as to read as follows:

                           1.3 The terms and provisions of this Stock Restriction Agreement shall apply to all securities of the Company heretofore or hereafter issued to Levine pursuant to the terms and provisions of the Executive Agreement between Levine and the Corporation, dated as of January 18, 1995 and to all securities of the Company heretofore or hereafter issued to Levine pursuant to the terms and


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                  provisions  of the  Corporate  and  United  States  Securities
                  Counsel   Employment   Agreement   between   Levine   and  the
                  Corporation, dated December 22, 1996 and all of the Additional Stock Restriction Agreements are hereby deemed to be merged into and to be a part of this Agreement.


B.  NO OTHER AMENDMENTS

         Except as expressly provided in this Amendment, all of the terms and conditions of the Stock Restriction Agreement remain in full force and effect.

C.  COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.

         In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.


EMPLOYEE                                  TIREX AMERICA INC.


    /s/ Frances Katz Levine               By /s/ Terence C. Byrne
-----------------------------               ------------------------------------
    Frances Katz Levine                            Terence C. Byrne, President
                                                   and Member of the Executive
                                                   Committee of the Board  of
                                                   Directors.


                               TIREX AMERICA INC.


                               By /s/ Louis V. Muro
                                 ----------------------------------------
                                  Louis V. Muro,Vice President of
                                     Engineering and Member of the
                                     Executive Committee of the Board
                                     of Directors


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